UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]

Definitive Information Statement

HUAYANG INTERNATIONAL HOLDINGS, INC

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]

No fee required

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$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

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2.

Aggregate number of securities to which transaction applies:

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3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

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4.

Proposed maximum aggregate value of transaction

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5.

Total fee paid

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

HUAYANG INTERNATIONAL HOLDINGS, INC.

386 Qingnian Avenue

Shenyang, China 110004

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Huayang International Holdings, Inc., (the “Company”) in connection with the approval by a majority of the stockholders of (i) a 1:6 reverse split (the “Reverse Split”) of the Company’s issued and outstanding common stock and (ii) an amendment (the “Amendment”) to its Articles of Incorporation changing the name of the Company to “China Energy and Carbon Black Holdings, Inc.”

We,” “us,” “our,” and the “Company” refer to Huayang International Holdings, Inc., a Nevada corporation.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company’s financial performance.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY OF THE REVERSE SPLIT AND THE AMENDMENT

On September 17, 2004, the Board of Directors unanimously approved and ratified the Reverse Split and the Amendment, subject to the approval of the Company’s stockholders.  The record date established by the Board for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Reverse Split and the Amendment was September 30, 2004 (the “Record Date”).  On the Record Date, stockholders owning greater than a majority of the outstanding shares of Common Stock approved the Reverse Split and the Amendment by action taken without a meeting in accordance with Nevada law.  No further vote of our stockholders is required.

On the effective date of the Reverse Split the number of issued and outstanding shares of common stock of the Company will be reduced from a total of 38,240,807 shares which were outstanding on the Record Date, to approximately 6,373,468 shares.

When filed with the Nevada Secretary of State, the Amendment will change the name of the Company to “China Energy and Carbon Black Holdings, Inc.”   See exhibit A attached hereto.

GENERAL

The date on which this Information Statement was first sent to our stockholders is on or around October 5, 2004 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent.  Stockholders who did not consent to the Amendment are not entitled to dissenter’s rights under Nevada law.

The Amendment and the Reverse Split will each be effective no sooner than twenty (20) days after the Mailing Date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.

Why did I receive this Information Statement?

A.

Applicable laws require us to provide you information regarding the Amendment and the Reverse Split even though your vote is neither required nor requested for the Amendment and the Reverse Split to become effective.

Q.

What will I receive when the Amendment is effective?

A.

The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q.

What will I receive when the Reverse Split is effective?

A.

You will receive written instructions from our Transfer Agent as to the procedures you will need to follow in order to exchange your existing share certificate for a new share certificate reflecting the number of shares you will own following completion of the reverse split.

Q.

When do you expect the Amendment to become effective?

A.

The Amendment will become effective upon the filing with the Nevada Secretary of State.  We expect to file the Amendment with the Nevada Secretary of State no less than 20 days after this Information Statement has been sent to you.

Q.

When do you expect the Reverse Split to become effective?

A.

The Reverse Split will become effective on the Effective Date designated by the Company which is October 25, 2004 (twenty days after the date this Information Statement was mailed to the Company’s shareholders of record.

Q.

Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment and the Reverse Split pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q.

What do I need to do now?

A.

Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q.

Whom can I contact with questions?

A.

If you have any questions about any of the actions to be taken by the Company, please contact the Company.

ACTIONS BY THE BOARD OF DIRECTORS

AND CONSENTING SHAREHOLDERS

In accordance with Section 78.315 of the Nevada Revised Statutes, on September 17, 2004, our Board of Directors, believing it to be in the best interests of the Company and its stockholders approved the Amendment and the Reverse Split.  In accordance with Section 78.320 of the Nevada Revised Statutes, on September 17, 2004, the proposed Amendment and the proposed Reverse Split were approved by shareholders holding more than a majority of the Company’s issued and outstanding shares.

Background

On August 5, 2004, the Company completed a share exchange (the “Exchange”) with the stockholders of China Carbon Black Holdings Limited, a Hong Kong corporation (“CCB”) pursuant to the terms of an Agreement for Share Exchange, dated July 15, 2004.  In the Exchange, the Company acquired all of the issued and outstanding stock of CCB in exchange for the issuance of 36,000,000 shares of its common stock.

At the time of execution of the Agreement for Share Exchange, and immediately prior to completion of the Exchange, the Company had a total of 7,700,807 shares issued and outstanding.  However, in conjunction with, and as a condition to, completion of the Exchange, a principal shareholder of the Company, Gao Wan Jun, agreed to surrender a total of 5,460,000 of his shares for following completion of the Exchange.

The Exchange resulted in a change of voting control of the Company.  Upon completion of the Exchange and the related share cancellation described above, the Company has a total of 38,240,807 shares issued and outstanding, of which 30,178,382, or approximately 78.92%, are owned by persons who were previously stockholders of CCB.

There has not yet been any change in the officers and directors of the Company subsequent to completion of the Exchange.

Upon closing of the Exchange, CCB became a wholly-owned subsidiary of the Company.  CCB owns 100% of Xin Jiang YaKeLa Carbon Black Limited (“YaKeLa”), an energy company in China which is engaged in the production of natural gas and natural gas by-products.  With its own extraction facilities, YaKeLa is capable of full-scale extraction of natural gas.  It also generates electricity through its own power generators and supplies it to a nearby factory through its own power transmission networks.   YaKeLa also produces carbon black as a by-product of its production of natural gas.

Description of Amendment

The Amendment will result in the name of the Company being changed from “Huayang International Holdings, Inc.” to “China Energy and Carbon Black Holdings, Inc.”

The purpose of the name change is to reflect the changed nature of the Company’s business following the Exchange.  The name change is reflected in the form of Amendment to Articles of Incorporation which is attached hereto as Exhibit A, and incorporated herein by reference.

Description of the Reverse Split

The Reverse Split will result in a reduction of the number of issued and outstanding shares of the Company from 38,240,807 to approximately 6,373,379 shares.  As of the effective date of the Reverse Split, each previously outstanding share shall be reduced to 0.1667 shares.  However, no fractional shares will be created as a result of the reverse split.  Accordingly, the number of shares owned by any shareholder who would otherwise receive a fractional share, will be rounded up to the next nearest whole number.

The purpose of the Reverse Split is to reduce the number of outstanding shares in an effort to increase the market value of the remaining outstanding shares.

Approval by Stockholders

Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, amendments to the Company’s Articles of Incorporation which change its name must be approved by a majority of our stockholders.  Likewise, pursuant to Section 78.2055 of the Nevada Revised Statutes, any decrease in the number of issued and outstanding shares without a corresponding decrease in the number of authorized shares requires approval by a majority of our shareholders.  In order to obtain the required approval of our stockholders, we could either convene a special meeting of the shareholders for the specific purpose of voting on the proposed Amendment and the proposed Reverse Split, or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities.   In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock.  The elimination of the need for a special meeting of stockholders to approve the Amendment and the Reverse Split is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power of the company execute a written consent approving such action.  The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Amendment and the Reverse Split was September 30, 2004.

As of the Record Date, the Company had 38,240,807 shares of Common Stock issued and outstanding, all of which are fully paid and non-assessable.  Holders of Common Stock have one vote per share on all matters submitted to a vote of stockholders.  Stockholders do not have rights to cumulate their votes in the election of directors under the Company’s Articles of Incorporation or applicable provisions of the Nevada General Corporation Law.

On the Record Date, stockholders holding 32,760,000 shares of Common Stock, or approximately 85.67% of the issued and outstanding shares of Common Stock, approved the Amendment and the Reverse Split.  No further vote of our stockholders is required for the Company to effect the Amendment.

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company’s stockholders.

No Dissenter’s or Appraisal Rights

Stockholders who did not consent to the Amendment or to the Reverse Split are not entitled to the dissenter’s or appraisal rights provided in Section 92A.300 et seq. of the Nevada Revised Statues.

Effective Date

The Amendment and the Reverse Split will be effective no sooner than 20 days after the date this Information Statement is first mailed to our stockholders.  The Company anticipates that the Amendment and the Reverse Split will be effective on approximately October 25, 2004.

THE AMENDMENT AND THE REVERSE SPLIT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT OR THE REVERSE SPLIT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND THE REVERSE SPLIT AND THEIR EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE REVERSE SPLIT AND THE BACKGROUND OF THESE TRANSACTIONS.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to approve the Amendment and the Reverse Split was September 30, 2004.  As of the Record Date, the Company had a total of 38,240,807 shares of Common Stock issued and outstanding.  The following table sets forth, as of the date of this Schedule, stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Guo Yuan Wang (1) 5/Floor Back 31 Sing Woo Road Happy Valley, Hong Kong	30,178,382	78.92%
Lun Xing (1) 5/Floor Back 31 Sing Woo Road Happy Valley, Hong Kong	0	0.00%
Mei Qi Zhang (1) 5/Floor Back 31 Sing Woo Road Happy Valley, Hong Kong	0	0.00%
Liang Min Zhou (1) 5/Floor Back 31 Sing Woo Road Happy Valley, Hong Kong	0	0.00%
Qing Guang Kong (1) 5/Floor Back 31 Sing Woo Road Happy Valley, Hong Kong	0	0.00%
All Directors and Officers as a Group (5 in number)		78.92%

 (1)  The person listed is an officer, director, or both.

THE BOARD OF DIRECTORS

September 30, 2004

Exhibit A

CERTIFICATE OF AMENDMENT

FOR

HUAYANG  INTERNATIONAL HOLDINGS, INC.

Pursuant to NRS 78.385 and 78.390, the Company herewith files the following with the Nevada Secretary of State:

1.

The name of the corporation is Huayang International Holdings, Inc.

2.

Article One of the Articles of Incorporation has been amended in its entirety to read as follows:

The name of the corporation is China Energy and Carbon Black Holdings, Inc.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 86%.

4.

The effective date of filing is October 25, 2004.

By: /s/ Mary Wang

President